UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2004

                            MAVERICK TUBE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                       1-10651              43-1455766
(State or other jurisdiction   (Commission File Number)    (IRS Employer
        of incorporation)                                  Identification No.)

16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri      63017
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (636) 733-1600

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

On October 11, 2004, Maverick Tube Corporation issued a press release announcing a revision to Maverick's previously published third quarter earnings guidance. The text of the press release is attached hereto as Exhibit 99.1.


Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

On October 11, 2004, Maverick Tube Corporation issued a press release announcing a revision to Maverick's previously published third quarter earnings guidance. The text of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

          No.              Description
          ---              -----------
          99.1             Text of press release dated October 11, 2004

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MAVERICK TUBE CORPORATION

Date:  October 12, 2004
                            By: /s/ Pamela G. Boone
                                ------------------------------------------------
                                Pamela G. Boone
                                Vice President - Finance and Administration
                                and Chief Financial Officer